Exhibit 10.1 Execution Version CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. EQUITY PURCHASE AGREEMENT This EQUITY PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of February 16, 2026 (the “Effective Date”), by and between David Fortunato, an individual (“Seller”), and Wealthfront Corporation, a Delaware corporation (“Buyer”). Buyer and Seller are referred to collectively herein as the “Parties” and each individually as a “Party.” WHEREAS, the Parties collectively own all of the limited liability company interests of Wealthfront Holdings LLC, a Delaware limited liability company (the “Company”); WHEREAS, Buyer and Seller are parties to that certain Limited Liability Company Agreement, dated as of July 15, 2024 (the “LLCA”), which sets forth the Parties’ respective rights and obligations with respect to the membership in and management of the Company; and WHEREAS, Seller desires to assign, sell, transfer, convey and deliver to Buyer, and Buyer desires to purchase, accept and assume from Seller, all of Seller’s right, title and interest in and to the limited liability company interests in the Company, consisting of ninety-five and one-tenth percent (95.1%) of the limited liability company interests in the Company (the “Purchased Interests”). NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements and warranties herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Purchase and Sale. Seller hereby sells, conveys, transfers, and assigns to Buyer all of its rights, title and interest in and to the Purchased Interests, and Buyer hereby purchases, acquires, accepts and assumes such rights, title and interest in and to the Purchased Interests. Seller hereby represents and warrants to Buyer that Seller is the record holder of the Purchased Interests, free and clear of all encumbrances or liens of any kind or nature, other than those that may arise under the LLCA. 2. Purchase Price. In exchange for the Purchased Interests, Buyer shall (a) pay, or cause to be paid within three (3) business days of the Effective Date, to Seller an amount equal to one dollar ($1) and (b) assume all liabilities of Seller as of the Effective Date solely to the extent relating to the Purchased Interests. 3. Miscellaneous. (a) Acknowledgments. Each Party acknowledges and agrees that (i) the purchase and sale of the Purchased Interests contemplated hereby represents an arm’s length transaction between Seller, on the one hand, and Buyer, on the other hand, and (ii) he or it (A) has reviewed and

2 evaluated, including in consultation with his or its legal and financial advisors to the extent he or it has deemed appropriate, all information necessary to assess the merits and risks of the transactions contemplated hereby, (B) has had the opportunity to his or its satisfaction to ask and have answered any and all questions regarding such information, and (C) is entering into this Agreement after consideration of all such information. (b) Amendments. This Agreement may be amended, modified or supplemented only by a written agreement signed by the Parties. All other attempted amendments, modifications or supplements shall be of no effect, regardless of their formality, consideration or detrimental reliance. (c) Notices. Any notice, request, consent or communication (collectively, a “Notice”) under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by certified or registered mail, return receipt requested, postage prepaid, (c) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (d) sent by electronic mail, with receipt confirmed, addressed as follows: If to Seller: David Fortunato 261 Hamilton Avenue Palo Alto, California 94301 Attention: David Fortunato Email: [***] If to Buyer: Wealthfront Corporation 261 Hamilton Avenue Palo Alto, California 94301 Attention: Alan Imberman, Chief Financial Officer Email: [***] or to such other address or addresses as shall be furnished in writing by either Party to the other Party hereto. A Notice shall be deemed to have been given (i) when received if delivered in person by courier or a courier service, (ii) three (3) days after being deposited in the United States mail, properly addressed, (iii) on the next day if delivered during business hours to said overnight delivery service, properly addressed and prior to such delivery service’s cutoff time for next day delivery, or (iv) when receipt of the email is confirmed, as the case may be, unless the sending Party has actual knowledge that such Notice was not received by the intended recipient. (d) Waivers. No failure or delay on the part of any Party to exercise any right, power or remedy of such Party hereunder shall operate as a waiver thereof, nor shall a single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by a Party of any condition or breach of any term, covenant, representation or warranty or other provision contained in this Agreement shall be effective unless in writing signed by such Party, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or

3 breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty or other provision contained herein. (e) Successors and Assigns; Assignment. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, successors and permitted assigns. No assignment of this Agreement or any of the rights, interests or obligations under this Agreement may be made by any Party at any time, whether or not by operation of law, without the prior written consent of the other Party, and any attempted assignment without the required consent shall be void. (f) Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and no provision of this Agreement shall be deemed to confer upon third parties, either express or implied, any right, remedy, claim, liability, reimbursement or cause of action under or with respect to this Agreement or any provision of this Agreement. (g) Entire Understanding. This Agreement sets forth the entire agreement and understanding of the Parties and supersedes any and all prior agreements, arrangements and understandings among the Parties regarding the subject matter hereof and thereof. (h) Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to any laws, rules or provisions of the State of Delaware that would cause the application of the laws, rules or provisions of any jurisdiction other than the State of Delaware. (i) Waiver of Jury Trial. THE PARTIES EACH HEREBY WAIVE TRIAL BY JURY IN ANY PROCEEDING TO WHICH BUYER OR SELLER MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AREEMENT. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY THE PARTIES WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. (j) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof. If any term or provision hereof is determined to be invalid or unenforceable, the Parties agree to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. For the avoidance of doubt, no Party shall be bound by any contractual obligation to the other Party until all counterparts to this Agreement have been duly executed by each of the Parties. [Remainder of page left intentionally blank; signature pages follow.]

[Signature Page to Equity Purchase Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first above written. SELLER: /s/ David Fortunato David Fortunato BUYER: WEALTHFRONT CORPORATION By: /s/ Alan Imberman Name: Alan Imberman Title: Chief Financial Officer